ETF OPPORTUNITIES TRUST

HEDGEYE CAPITAL ALLOCATION ETF (ARCA: HECA)
(the “Fund”)

Supplement dated October 29, 2026,
to the Prospectus and the Statement of Additional Information (“SAI”),
each dated February 28, 2026, as supplemented from time to time
This supplement provides new and additional information beyond that contained in the Prospectus and SAI and should be retained and read in conjunction with the Prospectus and SAI for the Fund.
Change in Portfolio Manager
Effective on October 30, 2026, all references to “David Salem” are hereby replaced with “John S. McNamara III.”
The paragraph in the section of the Prospectus entitled “Fund Summary – Portfolio Manager” is replaced in its entirety with the following:
John S. McNamara III, Chief Investment Officer of the Adviser, has been a portfolio manager of the Fund since October 2026.
The first paragraph in the section of the Prospectus entitled “Management – The Portfolio Managers” is replaced in its entirety with the following:
Hedgeye Capital Allocation ETF:
John S. McNamara III is currently the Chief Investment Officer of Hedgeye Asset Management, LLC (“HAM”) a subsidiary of Hedgeye Risk Management, LLC (“Hedgeye”). HAM manages exchange traded funds, mutual funds, indices and model portfolios utilizing Hedgeye Research. Mr. McNamara most recently held the role of Portfolio Manager at Sierpinski Capital Management LP and transitioned to Chief Investment Officer of HAM when Sierpinski and Hedgeye partnered to launch HAM. Prior to his roles at HAM and Sierpinski, Mr. McNamara held roles assisting with portfolio management and trading at MSK Capital Partners and Melchior/Dalton Strategic Partnership, where he would frequently utilize Hedgeye research. Mr. McNamara began his career within the Equities division of Deutsche Bank Securities, holding several positions across Research and Sales & Trading. Mr. McNamara graduated from Michigan State University in 2013 with a B.A. in Finance & Economics.
The first paragraph in the section of the SAI entitled “Management and Other Service Providers – Portfolio Manager” is replaced in its entirety with the following:
Hedgeye Capital Allocation ETF:
As described in the prospectus, John S. McNamara III serves as the Fund’s portfolio manager. The Portfolio Manager is responsible for the day-to-day investment management of the Fund. In addition to the Fund, the Portfolio Manager is responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of July 31, 2026:

Portfolio Manager	Other Registered Investment Company Accounts	Assets Managed ($ millions)	Other Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts	Assets Managed ($ millions)	Total Assets Managed ($ millions)
John S. McNamara III	2	$167.24	0	$0	0	$0	$167.24
The following chart in the section of the SAI entitled “Management and Other Service Providers – Portfolio Manager’s Share Ownership” is replaced in its entirety with the following:
Hedgeye Capital Allocation ETF:

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
John S. McNamara III	None

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For further information, please contact the Fund toll-free at 1-888-711-8292. You may obtain additional copies of the Prospectus and SAI, free of charge, by calling the Fund toll-free at the number above.